UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2004

RedEnvelope, Inc.

(Exact name of registrant as specified in its charter)

0-50387
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	33-0844285 (I.R.S. Employer Identification No.)

201 Spear Street, 3rd Floor
San Francisco, CA 94105
(Address of principal executive offices, with zip code)

(415) 371-9100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press Release of RedEnvelope, Inc. dated May 11, 2004 (earnings results for fourth quarter and full fiscal year 2004)

Item 12. Results of Operations and Financial Condition.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 11, 2004, RedEnvelope, Inc. (the “Issuer”) issued a press release of the financial results for the fourth quarter and fiscal year ended March 28, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RedEnvelope, Inc.

Date: May 11, 2004	By:	/s/ Alison May

Alison May, President and Chief Executive Officer

Index to Exhibits

Exhibit	Description
Number

99.1	Press Release of RedEnvelope, Inc. dated May 11, 2004 (earnings results for fourth quarter and full fiscal year 2004)